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                                                                  EX 10.4(k)

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              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
             AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                 PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                 AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                         GRAND COURT LIFESTYLES, INC.

                       12% DEBENTURES DUE JUNE 30, 2004
                                   SERIES 11


$__________________                         _____________________________, 199_

Registered Owner:      _______________________________________________
Certificate Number:    0000____

                  FOR VALUE RECEIVED, the undersigned, Grand Court Lifestyles, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the registered owner specified above or registered assigns, the principal amount specified above on June 30, 2004, together with accrued but unpaid interest. Interest on the unpaid balance of this Debenture from the date hereof, shall be payable monthly on the 15th day of each month hereafter if such day is a Business Day (as hereinafter defined), at the rate of 12% per annum until the entire principal amount of this Debenture shall have been paid. If such day is not a Business Day, the next Business Day shall be the date interest on this Debenture is payable. For the purposes herein, "Business Day" shall mean any day other than a day on which The Bank of New York is authorized to remain closed in New York City. Interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted under applicable law) on any overdue installment of interest, at the rate of 12% per annum until paid, shall be payable monthly as aforesaid or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 360 days.

                  Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to the address of the registered owner of this Debenture at the registered owner's address as it appears in the register.

                  This Debenture is one of the 12% Debentures Due June 30, 2004 of the Company (the "Debentures"), originally issued in the principal amount of $__________________ pursuant to the Subscription Agreement, dated as of ________________, 1997 (the "Subscription Agreement"), between the Company and the purchaser named therein, and the Bank Agreement, dated as of July 25, 1997 (the "Bank Agreement") between the Company and The Bank of New York (the "Bank"). Reference is hereby made to the Subscription Agreement and the Bank Agreement and to all amendments and supplements thereto for a description of the terms and conditions upon which this Debenture is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Debenture. Copies of the Subscription Agreement and the Bank Agreement are on file in the principal corporate trust office of the Bank.


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                                      -2-



                  This Debenture will be without recourse to the officers, directors, and shareholders of Grand Court Lifestyles, Inc.

                  This Debenture shall be governed by the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the Company has caused this Debenture to be executed by its officer thereunto duly authorized, the day and year first above written.

                                             GRAND COURT LIFESTYLES, INC.


                                             By:________________________________
                                                Name:
                                                Title:




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                         CERTIFICATE OF AUTHENTICATION


                  This Debenture is one of the Debentures of the issue described in the within mentioned Bank Agreement.

                                  THE BANK OF NEW YORK


                                  By:____________________________
                                                Authorized Signatory

                                  Date of Authentication:  ________________



                                  ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto __________________________ the within Debenture and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said Debenture on the books kept for registration thereof, with full power of substitution in the premises.



Date:________________                      ____________________________


Signature Guaranteed:

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NOTICE:   The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever.



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